UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 8, 2015

The Navigators Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-15886	13-3138397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Atlantic Street, 8th Floor, Stamford, Connecticut	06901
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 905-6090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On May 8, 2015, The Navigators Group, Inc. (“Navigators,” the “Company,” “we,” “us” or “our”) filed with the U.S. Securities and Exchange Commission its Quarterly Report on Form 10-Q for the first quarter ended March 31, 2015 (the “Q1’15 10-Q”). Our Q1’15 10-Q reflects that the Company will report results under four new reporting segments.

The new reporting segments are:

•	U.S. Insurance

•	International Insurance

•	Global Reinsurance

•	Corporate

Our previously reported segments were consistent with our legal entity structure; however, our new reporting segments are now primarily reflective of where our business is written. We reclassified our international business from our previously reported Lloyd’s Operations segment to the International Insurance (“Int’l Insurance”) segment. We also reclassified our non-Lloyd’s business written internationally (primarily business written by the U.K. Branch) into this segment and have excluded Assumed Reinsurance. Our new Global Reinsurance (“GlobalRe”) segment was previously reported within our U.S. Insurance and Lloyd’s Operations segments as Assumed Reinsurance. Our U.S. Insurance segment now excludes the U.K. Branch and Assumed Reinsurance. Our Corporate segment now includes investment income (loss), interest income (loss), foreign exchange gain (loss) and income tax benefit (expense), which are not allocated to the U.S. Insurance, Int’l Insurance and GlobalRe segments (together “underwriting segments”). We do not allocate assets under the new reporting segments, as it is impracticable to do so.

The Company is furnishing this Current Report on Form 8-K to provide historical financial information to investors that is comparable to the format in which results are presented in our Q1’15 10-Q. The schedules in Exhibit 99.1 include unaudited quarterly and annual consolidated and segment information for the year 2014 and unaudited annual consolidated and segment information for the year 2013. The information provided is presented on a non-GAAP basis to reflect supplemental financial information our management uses internally to manage and evaluate the operating performance of our businesses. We believe this information provides a useful operational metric for the measurement of results of operation generated by each segment.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Unaudited quarterly and annual consolidated and segment information for the year 2014 and unaudited annual consolidated and segment information for the year 2013

In connection with the disclosure set forth in Item 7.01, the information in this Current Report, including the exhibits attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NAVIGATORS GROUP, INC.

By:	/s/ Ciro M. DeFalco
Name: Ciro M. DeFalco
Title: Senior Vice President and Chief Financial Officer

Date: May 8, 2015

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Unaudited quarterly and annual consolidated and segment information for the year 2014 and unaudited annual consolidated and segment information for the year 2013